Exhibit 10.11

Chiba Bank Loan Agreement Certificate

Lender: Chiba Bank, Ltd

Borrower: KAIYO JAPAN CO., LTD

Article 1-1 (Principal Terms)

●	Loan Limit: *** yen

●	Commitment Period: Commencing on ***/***/***, ending on ***/***/***

●	Base Interest Rate: Most Favorable Rate Linked to Short-Term Prime Rate

●	Principal Repayment Date During Term: First repayment on ***/***/***, thereafter on the 15th of each month

●	Facility Setup Fee: *** yen (tax included)

●	Spread: ***% per annum

●	Applicable Interest Rate: Base Interest Rate + Spread

●	Facility Fee: ***% per annum

●	Repayment Deposit Account: Account at Chiba Bank, Misato Chuo Branch

Article 2 (Lender’s Rights and Obligations)

●	The Lender shall execute loans during the Commitment Period upon the Borrower’s application.

Article 3 (Use of Funds)

●	The Borrower shall use the funds for equipment capital and related expenses.

Article 4 (Application for Individual Loans)

●	The Borrower shall apply for individual loans by submitting an application form.

Article 5 (Prerequisites for Individual Loan Execution)

●	Execution is conditional upon submission of documentation regarding the use of funds and the Lender’s approval.

Article 6 (Execution of Individual Loans)

●	If the loan application meets the conditions, the loan shall be executed and the amount shall be deposited into the repayment account.

Article 7 (Non-Execution of Individual Loans)

●	If the Lender does not execute the loan due to insufficient conditions, prior notice shall be given.

Article 8 (Lender’s Exemption from Liability)

●	The Lender shall be exempt from its obligations if an event of default occurs.

Article 9 (Termination of Lending Obligations)

●	Obligations shall terminate upon expiration of the commitment period or breach of obligations.

Article 10 (Principal Repayment)

●	Principal shall be repaid in equal installments.

Article 11 (Interest)

●	The Borrower shall pay interest monthly, calculated pro rata.

Article 12 (Early Repayment)

●	The Borrower may make prepayment upon prior notice.

Article 13 (Facility Fee)

●	The Borrower shall pay the Facility Fee.

Article 14 (Late Payment Penalty)

●	The Borrower shall pay a late payment penalty at an annual rate of 14% for any delayed payment.

Article 15 (Scheme Setup Fee, Miscellaneous Expenses, and Taxes)

●	These expenses shall be borne by the Borrower.

Article 16 (Performance of Borrower’s Obligations)

●	The Borrower shall make payments by the due date.

Article 17 (Representations and Warranties by Borrower and Joint Guarantors)

●	The Borrower and Guarantors shall complete all procedures necessary for contract execution and performance.

Article 18 (Joint Guarantee)

●	The Joint Guarantors shall bear guarantee obligations jointly with the Borrower.

Article 19 (Borrower’s Undertaking)

●	The Borrower shall not change the business content, etc.

Article 20 (Establishment of Security Interests)

●	The Borrower shall execute security-related agreements and register the security interests.

Article 21 (Causes for Loss of Benefit of Term)

●	The benefit of term shall be lost upon occurrence of specified events.

Article 22 (Amendment of Agreement)

●	Any amendment to this Agreement requires written consent.

Article 23 (Preparation of Notarized Documents)

●	Notarized documents acknowledging the debt and consenting to compulsory execution shall be prepared.

Article 24 (Priority Over Other Agreements)

●	This Agreement shall take precedence over the Bank Transaction Agreement.

Article 25 (Governing Law and Agreed Jurisdiction)

●	This Agreement shall be governed by Japanese law, and the Chiba District Court shall have exclusive jurisdiction.

Article 26 (General Provisions)

●	Calculations shall be made on a pro rata basis, with division performed last.

The following table illustrates the material terms of the loan agreements by and between Kaiyo Japan Co., Ltd and The Chiba Bank, Ltd:

No.	Debtor	Creditor	Loan Amount (JPY)	Annual Interest Rate	Payment Term		Guarantor/Mortgage
1	Kaiyo Japan Co., Ltd	The Chiba Bank, Ltd	30,000,000	1.1%	From 2022/11/28 to 2027/12/10	Starting from 2022/12/10, 500,000 JPY shall be paid monthly until 2027/12/10.	Shihai Bi
2	Kaiyo Japan Co., Ltd	The Chiba Bank, Ltd.	50,000,000	0.85%	From 2022/3/4 to 2037/8/15	Starting from 2023/1/15, 285,000 JPY shall be paid monthly until 2037/8/15.	Shihai Bi/Mortgage on properties owned by the debtor located at 1185-1 Mihohara, Kabuki, Matsuo-machi, Sanmu-shi, Chiba, Japan, 839-4 Kiyomizaki, Kabuki, Matsuo-machi, Sanmu-shi, Chiba, Japan, 842-1 Kiyomizaki, Kabuki, Matsuo-machi, Sanmu-shi, Chiba, Japan, 843 Kiyomizaki, Kabuki, Matsuo-machi, Sanmu-shi, Chiba, Japan, 844-1 Kiyomizaki, Kabuki, Matsuo-machi, Sanmu-shi, Chiba, Japan.
3	Kaiyo Japan Co., Ltd	The Chiba Bank, Ltd.	20,000,000	1.00%	From 2021/2/25 to 2031/2/10	Starting from 2021/3/10, 167,000 JPY shall be paid monthly with the remaining balance 127,000 JPY to be paid by 2031/2/10.	Shihai Bi
4	Kaiyo Japan Co., Ltd	The Chiba Bank, Ltd.	100,000,000	TIBOR+0.5%	From 2023/3/31 to 2033/3/10	Starting from 2023/4/10, 833,000 JPY shall be paid monthly with the remaining balance 873,000 JPY to be paid by 2033/3/10.	Shihai Bi
5	Kaiyo Japan Co., Ltd	The Chiba Bank, Ltd.	200,000,000	TIBOR+0.9%	From 2023/3/31 to 2028/3/10	Starting from 2023/4/10, 3,340,000 JPY shall be paid monthly with the remaining balance 2,940,000 JPY to be paid by 2028/3/10.	Shihai Bi
6	Kaiyo Japan Co., Ltd	The Chiba Bank, Ltd.	60,000,000	1.8%	From 2024/10/30 to 2031/10/10	Starting from 2024/11/10, 720,000 JPY shall be paid monthly with the remaining balance 240,000 JPY to be paid by 2031/10/10.	Shihai Bi
7	Kaiyo Japan Co., Ltd	The Chiba Bank, Ltd.	50,000,000	TIBOR+0.9%	From 2024/10/30 to 2029/10/10	Starting from 2024/11/10, 834,000 JPY shall be paid monthly with the remaining balance 794,000 JPY to be paid by 2029/10/10.	Shihai Bi
8	Kaiyo Japan Co., Ltd	The Chiba Bank, Ltd.	200,000,000	TIBOR+0.8%	From 2018/3/30 to 2023/3/10	Starting from 2018/4/10, 3,334,000 JPY shall be paid monthly with the remaining balance 3,294,000 JPY to be paid by 2023/3/10.	Shihai Bi

9	Kaiyo Japan Co., Ltd	The Chiba Bank, Ltd.	50,000,000	1.7%, however from 2023/6/25, annual interest rate is 1.0%	From 2020/6/25 to 2030/5/10	Starting from 2022/7/10, 521,000 JPY shall be paid monthly with the remaining balance 505,000 JPY to be paid by 2030/5/10.	Shihai Bi
10	Kaiyo Japan Co., Ltd	The Chiba Bank, Ltd.	30,000,000	1.7%, however from 2023/6/25, annual interest rate is 1.0%	From 2020/6/25 to 2030/6/10	Starting from 2025/7/10, 500,000 JPY shall be paid monthly until 2030/6/10.	Shihai Bi
11	Kaiyo Japan Co., Ltd	The Chiba Bank, Ltd.	56,000,000	1.2%	From 2019/2/28 to 2045/10/10	Starting from 2024/1/10, 209,029 JPY shall be paid monthly until 2045/10/10.	Shihai Bi/Mortgage on properties located at 196-12, Kamiikebukuro 3-chome, Toshima-ku, Tokyo, Japan (wholly owned by the debtor) and 196-9, Kamiikebukuro 3-chome, Toshima-ku, Tokyo, Japan (1/3 of which owned by the debtor).
12	Kaiyo Japan Co., Ltd	The Chiba Bank, Ltd.	93,000,000	1.2%	From 2018/11/15 to 2045/10/10	Starting from 2019/12/10, 346,193 JPY shall be paid monthly until 2045/10/10.	Shihai Bi/Mortgage on properties located at 196-12, Kamiikebukuro 3-chome, Toshima-ku, Tokyo, Japan (wholly owned by the debtor) and 196-9, Kamiikebukuro 3-chome, Toshima-ku, Tokyo, Japan (1/3 of which owned by the debtor).
13	Kaiyo Japan Co., Ltd	The Chiba Bank, Ltd.	200,000,000	0.37%	From 2018/9/28 to 2023/9/28	Starting from 2019/3/25, 20,000,000 JPY shall be paid every six months until 2023/9/28.	Shihai Bi

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